                                                        Exhibit No. EX-99.h.2.ii

                                AMENDMENT NO. 31
                                       to
                                   SCHEDULE A
                                       of
                      DELAWARE INVESTMENTS FAMILY OF FUNDS
                            FUND ACCOUNTING AGREEMENT

    DELAWARE GROUP ADVISER FUNDS                             DELAWARE GROUP INCOME FUNDS
    Delaware Diversified Income Fund                         Delaware Corporate Bond Fund
    Delaware U.S. Growth Fund                                Delaware Delchester Fund
                                                             Delaware Extended Duration Bond Fund
    DELAWARE GROUP CASH RESERVE                              Delaware High-Yield Opportunities Fund
    Delaware Cash Reserve Fund
                                                             DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
    DELAWARE GROUP EQUITY FUNDS I                            Delaware Limited-Term Government Fund
    Delaware Balanced Fund
                                                             DELAWARE GROUP STATE TAX-FREE INCOME TRUST
    DELAWARE GROUP EQUITY FUNDS II                           Delaware Tax-Free Pennsylvania Fund
    Delaware Large Cap Value Fund
    Delaware Value Fund                                      DELAWARE GROUP TAX FREE FUND
                                                             Delaware Tax-Free USA Fund
    DELAWARE GROUP EQUITY FUNDS III                          Delaware Tax-Free USA Intermediate Fund
    Delaware American Services Fund
    Delaware Small Cap Growth Fund                           DELAWARE GROUP TAX FREE MONEY FUND
    Delaware Trend Fund                                      Delaware Tax-Free Money Fund

    DELAWARE GROUP EQUITY FUNDS IV                           DELAWARE INVESTMENTS MUNICIPAL TRUST
    Delaware Diversified Growth Fund                         Delaware Tax-Free Florida Insured Fund
    Delaware Growth Opportunities Fund
                                                             DELAWARE POOLED TRUST
    DELAWARE GROUP EQUITY FUNDS V                            The All-Cap Growth Equity Portfolio
    Delaware Dividend Income Fund                            The Core Focus Fixed Income Portfolio
    Delaware Small Cap Core Fund                             The Core Plus Fixed Income Portfolio
    Delaware Small Cap Value Fund                            The Emerging Markets Portfolio
                                                             The Global Fixed Income Portfolio
    DELAWARE GROUP FOUNDATION FUNDS                          The High-Yield Bond Portfolio
    Delaware Balanced Allocation Portfolio                   The Intermediate Fixed Income Portfolio
    Delaware Growth Allocation Portfolio                     The International Equity Portfolio
    Delaware Income Allocation Portfolio                     The International Fixed Income Portfolio
                                                             The Labor Select International Equity Portfolio
    DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS              The Large-Cap Value Equity Portfolio
    Delaware Emerging Markets Fund                           The Mid-Cap Growth Equity Portfolio
    Delaware Global Value Fund                               The Real Estate Investment Trust Portfolio
    Delaware International Value Equity Fund                 The Real Estate Investment Trust Portfolio II
                                                             The Small-Cap Growth Equity Portfolio
    DELAWARE GROUP GOVERNMENT FUND                           The Small-Cap Growth II Equity Portfolio
    Delaware American Government Bond Fund                   The Smid-Cap Growth Equity Portfolio
    Delaware Inflation Protected Bond Fund

    DELAWARE VIP TRUST                                        VOYAGEUR INTERMEDIATE TAX FREE FUNDS
    Delaware VIP Balanced Series                              Delaware Tax-Free Minnesota Intermediate Fund
    Delaware VIP Capital Reserves Series
    Delaware VIP Cash Reserve Series                          VOYAGEUR MUTUAL FUNDS
    Delaware VIP Diversified Income Series                    Delaware Minnesota High-Yield Municipal Bond Fund
    Delaware VIP Emerging Markets Series                      Delaware National High-Yield Municipal Bond Fund
    Delaware VIP Global Bond Series                           Delaware Tax-Free California Fund
    Delaware VIP Growth Opportunities Series                  Delaware Tax-Free Idaho Fund
    Delaware VIP High Yield Series                            Delaware Tax-Free New York Fund
    Delaware VIP International Value Equity Series
    Delaware VIP REIT Series                                  VOYAGEUR MUTUAL FUNDS II
    Delaware VIP Select Growth Series                         Delaware Tax-Free Colorado Fund
    Delaware VIP Small Cap Value Series
    Delaware VIP Trend Series                                 VOYAGEUR MUTUAL FUNDS III
    Delaware VIP U.S. Growth Series                           Delaware Large Cap Core Fund
    Delaware VIP Value Series                                 Delaware Select Growth Fund

    VOYAGEUR INSURED FUNDS                                    VOYAGEUR TAX FREE FUNDS
    Delaware Tax-Free Arizona Insured Fund                    Delaware Tax-Free Minnesota Fund
    Delaware Tax-Free Minnesota Insured Fund

Dated as of August 31, 2006

DELAWARE SERVICE COMPANY, INC.                           DELAWARE GROUP ADVISER FUNDS
                                                         DELAWARE GROUP CASH RESERVE
                                                         DELAWARE GROUP EQUITY FUNDS I
By:                                                      DELAWARE GROUP EQUITY FUNDS II
Name:    Michael P. Bishof                               DELAWARE GROUP EQUITY FUNDS III
Title:   Senior Vice President/Chief Financial           DELAWARE GROUP EQUITY FUNDS IV
         Officer                                         DELAWARE GROUP EQUITY FUNDS V
                                                         DELAWARE GROUP FOUNDATION FUNDS
                                                         DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS
                                                         DELAWARE GROUP GOVERNMENT FUND
                                                         DELAWARE GROUP INCOME FUNDS
                                                         DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS
                                                         DELAWARE GROUP STATE TAX-FREE INCOME TRUST
                                                         DELAWARE GROUP TAX FREE FUND
                                                         DELAWARE GROUP TAX-FREE MONEY FUND
                                                         DELAWARE INVESTMENTS MUNICIPAL TRUST
                                                         DELAWARE POOLED TRUST
                                                         DELAWARE VIP TRUST
                                                         VOYAGEUR INSURED FUNDS
                                                         VOYAGEUR INTERMEDIATE TAX FREE FUNDS
                                                         VOYAGEUR MUTUAL FUNDS
                                                         VOYAGEUR MUTUAL FUNDS II
                                                         VOYAGEUR MUTUAL FUNDS III
                                                         VOYAGEUR TAX FREE FUNDS

                                                         By:
                                                         Name:    Patrick P. Coyne
                                                         Title:   President/Chief Executive Officer